Investor Presentation August 2017 Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Exhibit 99.1

This presentation contains “forward looking statements” as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity’s Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made. 2 Forward Looking Statements

Agenda I. Overview II. Key Investment Considerations III. Strategy and Vision IV. Financial Highlights V. Appendix 3

$0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 Rail Group Leasing Barge CPG EEG All Other EPS, Total Company-Diluted • Trinity Industries, Inc. is a diversified industrial company that owns complementary market- leading businesses providing products and services to the energy, chemical, agriculture, transportation, and construction sectors • Trinity operates through five business segments: • Rail Group • Railcar Leasing and Management Services Group (“Leasing”) • Inland Barge Group • Construction Products Group (“CPG”) • Energy Equipment Group (“EEG”) • The Company serves its customers through manufacturing facilities located in North America and had approximately 14,500 employees at quarter end June 30, 2017 • Total Revenue and EBITDA for the LTM 06/17 was $4.0 billion and $890 million, respectively 4 I. Trinity Industries, Inc. Overview External Revenue by Business Group(1) All share and per share information has been retroactively adjusted to reflect the 2-for-1 stock split effective in June 2014. All Footnotes throughout the presentation are listed on Slide 27. Rev e n u e ($mm) E P S (2)

5 II. Key Investment Considerations Leading Market Positions Diversified Portfolio of Businesses Seasoned Performers Focused on Enrichment Value Flexible and Cost- Effective Manufacturing

Rail Group  Leading manufacturer of railcars  Leading manufacturer of railcar axles  Leading manufacturer of railcar coupling devices Railcar Leasing and Management Services Group  Leading provider of railcar leasing and management services Inland Barge Group  Leading manufacturer of inland barges and fiberglass barge covers in the United States Construction Products Group  Leading full-line manufacturer of highway guardrail and crash cushions in the United States  Leading producer and distributor of lightweight and natural construction aggregates in the western and southwestern United States Energy Equipment Group  Leading manufacturer of structural wind towers  Leading manufacturer of storage and distribution containers and tank heads for pressure and non- pressure vessels  Leading manufacturer of steel structures for electricity transmission and distribution 6 Leading Market Positions in North America

7 Diversified Portfolio of Businesses PRESENT (LTM 06/17) Elevating Our Financial Performance Total Revenues = $4.0 B PAST (FY 2000) Total Revenues = $2.7 B Trinity’s long-term goal is to establish sustainable earnings growth over economic cycles All Footnotes throughout the presentation are listed on Slide 27. (2) (2) We strive to outperform prior cyclical peaks with higher EPS and better returns; raise the earnings floor; and improve balance sheet strength during cyclical downturns (2) (2) Revenue Operating Profit (1) Revenue Revenue (3) 42% 18% 12% 21% 7% Revenue 29% 38% 11% 18% 4% Rail Leasing CPG EEG Barge Operating Profit (1) -$0.50 $0.50 $1.50 $2.50 $3.50 $4.50 $5.50 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 Calendar Year EPS

8 Flexible and Cost-Effective Manufacturing In recent years, Trinity has invested in its manufacturing footprint to establish “multi-purpose” facilities, enhancing its flexible manufacturing footprint. Flexibility Cost-Effective Trinity's manufacturing flexibility across products and business segments enhances our ability to opportunistically respond to changes in market demand Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provides cost effective benefits across multiple business segments

9 Focused on Enrichment Value Ex te rn al R epo rt in g Grou p s Ope ra ti on al F ocus A rea s Rail Leasing Construction Energy Inland Barge Customer Sharing Internal Component Sourcing Shared Best Manufacturing Practices Facility Optimization Centralized Cost Savings Trinity focuses on collaboration across business segments… …generating synergies that enhance value and ultimately provide competitive benefits

 Incorporated in 1933 with a strong corporate culture and commitment to Company values  Seasoned management team knows how to assess the market, proactively plan for cycles and quickly adapt to changing market conditions  Cost-effective and flexible manufacturing footprint is a competitive advantage for many of our product lines  Significant liquidity position of approximately $2.3 billion and a strong balance sheet at quarter end June 30, 2017  Track record of maintaining a healthy liquidity position across the business cycle; “investment-grade” credit ratings from two of the three principal rating agencies  S&P – Rating of “BBB-” with an Outlook of “Stable”  Fitch – Rating of “BBB-” with an Outlook of “Stable”  Moody’s – Rating of “Ba1” with an Outlook of “Stable” 10 Seasoned Performer Across Market Conditions

11 III. Strategy and Vision: Operational Be a premier, diversified industrial company that generates superior earnings and returns for shareholders Strategically Grow the Lease Fleet Selectively Build our Backlogs Diversify Through Organic Growth Acquire Complementary Product Portfolios Maximize Manufacturing Efficiency

12 Strategy and Vision: Financial Maintain a conservative and liquid balance sheet to be attractively positioned to capitalize on opportunities Working Capital Capital Expenditures Acquisitions Shareholder Distributions Cash, Cash Equivalents, & Short Term Marketable Securities $988 Corporate Revolver Availability 507 Warehouse Availability 832 Total Available Liquidity $2,327 mm Balance Sheet Debt ~ $3.3 B(1) Available Liquidity ~ $2.3 B Equity ~ $4.3 B Recourse Debt Senior Notes(1) $400 Convertible Subordinated Notes(1) 449 Capital Leasing Obligations(1) 30 Total Recourse $879 mm Non-Recourse Leasing Debt(2) Warehouse Facility(1) $168 Long-term Financings: Wholly-Owned(1) 915 Partially-Owned(1) 1,356 Total Non-Recourse Leasing $2,439 mm As of 06/30/17 All Footnotes throughout the presentation are listed on Slide 27.

13 Strategy and Vision: RIV Platform ▪ Railcar Investment Vehicles, or “RIVs”, are customized portfolios of leased railcars for institutional investors and other entities that are developed and managed by TrinityRail ▪ TrinityRail is the first in the industry to create a platform of RIVs for institutional investors. Since FY 2006, we have placed approximately $5.2 billion to various RIVs(1) ▪ Institutional investors continue to invest in RIVs developed and managed by TrinityRail because of the scale and diversity of our products and services, the strength of our commercial relationships, our “cradle to grave” asset expertise, and our track record of value-creating investments All Footnotes throughout the presentation are listed on Slide 27.

$443 $470 $612 $774 $989 $1,502 $1,713 $1,032 $890 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 $0.67 $0.43 $0.88 $1.59 $2.38 $4.19 $5.08 $2.25 $1.62 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 14 IV. Financial Highlights Trinity’s EPS Summary FY 2009 – LTM 06/17(3) LTM 06/17 vs. LTM 06/16(1)  Revenues decreased 26.7% to $4.0 billion from $5.46 billion  Operating profit decreased 52.0% to $475.1 million from $990.1 million (2)  EBITDA decreased 36.9% to $889.7 million from $1.41 billion  Earnings per common diluted share decreased 58.1% to $1.62 from $3.87 per diluted share Trinity’s EBITDA Summary FY 2009 – LTM 06/17(6) All Footnotes throughout the presentation are listed on Slide 27. (4) (5)

15 Guidance and Outlook (As of July 26, 2017) Total Company EPS ~ $1.10- $1.30 for FY 2017 Manufacturing and Corporate Capital Expenditures ~ $90mm - $110mm in FY 2017 Elimination Impact of Net Income Attributable to Noncontrolling Interest ~ $0.06 per share in FY 2017 Rail Group Revenues ~ $2.0B in FY 2017 OP Margin ~ 9.5% in FY 2017 Shipments ~ 18,000 in FY 2017 Leasing Group Revenues from Operations ~ $720mm in FY 2017 OP from Operations ~ $310mm in FY 2017 Revenue Eliminations ~ $690mm in FY 2017 OP Elimination Impact ~ $90mm in FY 2017 Net Leasing Investment ~ $315mm - $365mm in FY 2017 Total Sales of Leased Railcars ~ $300mm - $350mm in FY 2017 Inland Barge Group Revenues ~ $155mm in FY 2017 OP Margin ~ 1.5% in FY 2017 Construction Products Group Revenues ~ $510mm in FY 2017 OP Margin ~ 14% in FY 2017 Energy Equipment Group Revenues ~ $950mm in FY 2017 OP Margin ~ 10% in FY 2017 Any forward-looking statements made by the Company speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

16 Appendix: Operating Business Summaries

$895 $522 $1,275 $2,013 $2,868 $3,817 $4,462 $3,077 $2,481 -4.0% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 Railcar Revenue Parts & Components Revenue OP Margin 17 Rail Group Business Conditions/Demand Outlook Market Positioning Current Performance(4) Rail Group Revenues and OP Margin(1)  Leading manufacturer of railcars, railcar axles, and coupling devices in North America  Broadest product offering for railcar manufacturing in North America  Networking of customers between railcar sales and railcar leasing  Investment in maintenance services has expanded capabilities for our lease fleet and key customers  Focus on new and advanced engineering designs  Centralized sourcing provides cost savings  Streamlined manufacturing efficiencies  Trinity delivered 21,855 railcars representing 42.7% of industry shipments during LTM 06/17; Trinity received orders for 9,970 railcars representing 30.3% of the industry total during LTM 06/17  Trinity’s $2.7 billion order backlog of 27,580 railcars accounts for 41% of industry backlog as of 06/17 and includes a broad mix of railcar types across many industrial sectors  Orders received for the second quarter of 2017 of 5,705 railcars were strong relative to recent quarters and reflected a broad mix of railcar types. While encouraged by the order level, a sustained level of improvement in rail industry fundamentals needs to continue to declare a market recovery All Footnotes throughout the presentation are listed on Slide 27. (2) 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Railcar Deliveries (1958 - 2020P) Projections based on Third Party estimates(3) ($mm)

- 20,000 40,000 60,000 80,000 100,000 120,000 12/06 12/07 12/08 12/09 12/10 12/11 12/12 12/13 12/14 12/15 12/16 LTM 06/17 Managed Fleet Wholly-Owned & Partially-Owned Business Conditions/Demand Outlook $329 $461 $493 $529 $587 $632 $700 $701 $716 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $0 $100 $200 $300 $400 $500 $600 $700 $800 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 TILC Revenue Operations Margin PBT Margin 18 Railcar Leasing & Management Services Group Market Positioning Current Performance  Leading provider of comprehensive railcar leasing and management services  Marketed with railcar sales activities as TrinityRail®  Provider of operating leases offering ‘one stop shopping’ for TrinityRail shipping customers  Scale of operations facilitates active participation in secondary market activities to create railcar investment vehicles and asset management services for institutional investors  Total leased railcars under management, including railcars sold to institutional investors, were more than 106,700 as of June 30, 2017, an increase of 6.7% year-over-year  Delivered solid financial performance during the LTM 06/17 driven by lease fleet growth, high fleet utilization, and disciplined cost management initiatives  Secondary markets continue to reflect strong valuations of leased railcar assets. We completed $100 million of leased railcar sales year-to-date and expect an additional $200-250 million during the remainder of FY 2017  We expect to continue growing our lease fleet in FY 2017; as of 06/17, our Rail Group backlog included $993 million of railcars dedicated to the lease fleet Leasing Operating Revenues and Profit (Excludes Car Sales)(3) All Footnotes throughout the presentation are listed on Slide 27. (1) (2) More Than Tripled the Size of Trinity’s Owned and Managed Lease Fleet since 2006 ($mm)

$527 $422 $549 $675 $577 $639 $653 $403 $270 0% 3% 6% 9% 12% 15% 18% 21% 24% $0 $100 $200 $300 $400 $500 $600 $700 $800 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 Revenues OP Margin Inland Barge Group Business Conditions/Demand Outlook Market Positioning Current Performance Inland Barge Group Revenues and OP Margin  Leading manufacturer of inland barges and fiberglass barge covers in the United States  Multiple barge manufacturing facilities on inland waterways enable rapid delivery  Operating flexibility is a key differentiator  Barge transportation has a cost advantage in high-cost fuel environments  Revenues down 50.0% in LTM 06/17 vs. LTM 06/16 as a result of lower barge deliveries and product mix changes; backlog at June 30, 2017 was $90.7 million  Profit margins declined to 9.4 % in LTM 06/17 due to product mix changes and a weak demand environment causing pressure on volume  Investments made over the past decade have enhanced the Barge segment’s production flexibility positioning the business to respond effectively as market demand changes  Weak market conditions persist. Overcapacity and declines in freight movements along the inland waterways continue to create headwinds Replacement demand driver (as of 12/31/16):(4)  3,409 out of 18,897 hopper barges, or approximately 18.0%, are greater than 20 years old  867 out of 3,683 tank barges, or approximately 23.5%, are greater than 20 years old  From 2000 to 2015, the industry had a build-to-scrap ratio of 0.9x; in 2016 the ratio was 1.8x All Footnotes throughout the presentation are listed on Slide 27. 19 (1) (2) (3) ($mm)

$281 $354 $453 $484 $525 $552 $533 $523 $507 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% $0 $100 $200 $300 $400 $500 $600 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 Highway Products Aggregates Other OP Margin 20 Construction Products Group Business Conditions/Demand Outlook Market Positioning Current Performance Construction Products Group Revenues and OP Margin(1)  Leading U.S. manufacturer of highway guardrail, crash cushions, and other protective barriers  Leading producer and distributor of lightweight and natural construction aggregates in the western and southwestern United States  Diversified exposure to commercial, residential, industrial, and highway markets  Demand tied to the North American infrastructure build out and federal funding  Operating Profit increased 17.3% in LTM 06/17 vs. LTM 06/16, resulting from a strong performance in our construction aggregates business and improved efficiencies in our highway products business  Over the last five years, we have repositioned the portfolio to align with more consistent demand drivers. In Q1 2013, we exited the concrete business through an asset swap for the lightweight aggregates business. The Company added additional lightweight aggregate facilities in early 2015 and during Q2 2017, expanding our geographic presence  In addition, we acquired the assets of a trench shoring business subsequent to Q2 2017, increasing our presence in this business that we entered in 2012 with a similar-sized acquisition. In Q2 2015, we divested the galvanizing business  Fixing America’s Surface Transportation ACT (FAST) passed in December 2015 and authorized a five-year funding bill of $305 billion for highways and other related transit programs, providing much needed stability for public agencies charged with planning transportation projects  Strong demand for aggregates in the southwestern U.S. market due to residential and non-residential investment  Committed to finding opportunities to expand our product portfolio and grow our aggregates market position All Footnotes throughout the presentation are listed on Slide 27. (2) ($mm)

21 Energy Equipment Group Business Conditions/Demand Outlook Market Positioning Current Performance Energy Equipment Group Revenues and OP Margin  Leading manufacturer of wind towers, steel utility structures, storage and distribution containers, tank heads for pressure and non-pressure vessels, and cryogenic transportation equipment used to store and transport liquefied gases in North America Structural Wind Towers:  Backlog of $945 million as of 06/17 provides solid visibility and stable production through 2019  Received structural wind tower orders of $1.2 billion in FY 2016, including a $940 million order for wind towers deliverable during a three-year period, that began in 2017 Total Business Segment:  Operating Profit declined in LTM 06/17 compared to LTM 06/16 reflecting mixed demand conditions for the end markets the Group serves  Five-year spending bill passed by the federal government in December 2015 included a tax incentive for wind power energy through 2019; the multi-year incentive provides developers the necessary stable planning environment to develop wind projects  Current demand levels and production visibility for utility structures are improving; long-term demand fundamentals remain positive as future growth in investment spending, especially connecting renewable energy to the grid, is expected  The storage container industry is highly competitive and experiencing pricing pressure from current market conditions; long-term demand fundamentals are positive given the significant investment by chemical companies along the Gulf ($mm) $510 $420 $473 $559 $665 $992 $1,114 $1,013 0% 2% 4% 6% 8% 10% 12% 14% 16% $0 $200 $400 $600 $800 $1,000 $1,200 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 Wind Tower and Utility Structures Revenues Other Revenues OP Margin $993

# How TrinityRail's RIV platform works

**Sources of Railcars for *TrinityRail*'s RIV platform**

- Newly built leased railcars from *TrinityRail*
- Railcars from *TrinityRail*'s Wholly-Owned Fleet (i.e., "Reservoir of railcars")
- Railcars acquired in secondary market

→

***TrinityRail*'s Managed Fleet**

***TrinityRail's RIV platform***

- Since FY 2006, we have placed approximately $5.2 billion to various RIVs(1)

*All Footnotes throughout the presentation are listed on Slide 27.*

TRINITY INDUSTRIES, INC.
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# Value proposition for institutional investors

## Why invest in leased railcars?

- Railcars are a critical component of North America's transportation infrastructure, transporting a diverse range of commodities, intermediate goods, and finished products
- Stable, hard asset investments with attractive returns and an inflationary hedge component
- Long-lived assets with an average useful life of ~35-40 years
- Long term shift of railcar ownership from shippers & railroads towards third party lessors like *TrinityRail*

## Why align with TrinityRail?

- Scale and diversity of railcar manufacturing
  - Largest manufacturer of railcars in North America
  - Most diversified railcar product line available in North America
- Strength and breadth of commercial relationships
  - Currently responsible for the leasing and management of more than 106,700 railcars
- "Cradle to grave" asset expertise including engineering, manufacturing, maintenance services, leasing and management services
- Integrated business model that provides market intelligence on the markets we serve and our customers' ongoing needs
- Track record of executing value-creating transactions with sophisticated institutional partners

TRINITY INDUSTRIES, INC.
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24 Value proposition for Trinity ▪ Enhances our ability to meet the needs of large customers ▪ Provides financial capacity to enhance lease origination capabilities and expand lease portfolio funding diversification ▪ Increases size of managed fleet, generating recurring management fees while allowing us to maintain close relationships with the end users of the railcars ▪ Further develops Trinity Industries Leasing Company brand as premier asset manager TrinityRail Trinity Industries ▪ Provides Trinity with a level of financial flexibility that is unique among diversified industrial companies ▪ Enhances our ability to reinvest in our railcar leasing and management services platform, our portfolio of diversified industrial businesses, and in other opportunities that enhance shareholder returns ▪ Diversifies earnings base by expanding position in value chain ▪ Potential for additional income through profits recognized at time of sale and, in addition, management fees earned over the longer term

25 Reconciliation of PBT Margin – Railcar Leasing and Management Services Group (in millions except for PBT Margin) 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 From Leasing Operations: Revenue 329$ 461$ 493$ 529$ 587$ 632$ 700$ 701$ 716$ Operating Profit 129$ 200$ 225$ 243$ 267$ 288$ 331$ 313$ 339$ Less: Interest Expense (80) (139) (161) (174) (157) (153) (139) (125) (124) Profit Before Tax (PBT) 48$ 62$ 64$ 68$ 110$ 135$ 192$ 188$ 215$ PBT Margin 15% 13% 13% 13% 19% 21% 27% 27% 30%

# Reconciliation of EBITDA (1)(2) (in millions)

| | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | LTM 06/17 |
|---|---|---|---|---|---|---|---|---|---|
| Income (loss) from continuing operations | ($140.8) | $69.4 | $146.8 | $251.9 | $386.1 | $709.3 | $826.0 | $364.7 | $269.5 |
| Add: | | | | | | | | | |
| Interest expense | 123.1 | 182.1 | 185.3 | 194.7 | 187.3 | 193.4 | 194.7 | 181.9 | 181.2 |
| Provision/(Benefit) for income taxes | (11.5) | 37.3 | 92.2 | 134.0 | 204.4 | 354.8 | 426.0 | 202.1 | 149.4 |
| Depreciation & amortization expense | 147.1 | 180.9 | 187.7 | 193.7 | 211.5 | 244.6 | 266.4 | 283.0 | 289.6 |
| Goodwill impairment | 325.0 | - | - | - | - | - | - | - | - |
| Earnings from continuing operations before interest expense, income taxes, and depreciation and amortization expense | $442.9 | $469.7 | $612.0 | $774.3 | $989.3 | $1,502.1 | $1,713.1 | $1,031.7 | $889.7 |

"EBITDA" is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.

(1) EBITDA for previous years has been adjusted as a result of the divestiture of the Company's Concrete business

(2) Includes results of operations related to TRIP starting January 1, 2010

TRINITY INDUSTRIES, INC.

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Slide 4 (1) Intersegment Revenues are eliminated and Leasing Revenues include revenues related to TRIP Holdings beginning in FY 2010; CPG Revenues for prior years have also been adjusted as a result of the divestiture of its Concrete business in March 2013 (2) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) Slide 7 (1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $7 million in FY 2000 and $123.9 million in LTM 06/17 (2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense (3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) Slide 12 (1) Excludes unamortized discount and/or unamortized debt issuance costs (2) Leasing railcar equipment has a net book value of $5.9 billion, excluding deferred profit and including partially-owned subsidiaries Slides 13 and 22 (1) Based on value of leased railcars at time of sale Slide 14 (1) LTM 06/17 vs LTM 06/16, all numbers on a Continuing Operations basis except for EPS, which reflects Total Company EPS (2) Operating Profit includes Leasing Interest Expense (3) EPS is for Total Company, including Discontinued Operations; LTM 06/17 per share amount consists of sum of individual quarters (4) Excludes $325mm pre-tax impact of impairment of Goodwill amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (5) Beginning in FY 2010, TRIP Holdings Revenues and Operating Profit were consolidated with the Leasing Group (6) See Note in Appendix pg. 26 for Reconciliation of EBITDA; EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business Slide 17 (1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit (2) Excludes $325mm pretax charge for impairment of Goodwill; reported FY 2009 operating loss margin was 39.8% (3) Sources: Historical data as reported per the Railway Supply Institute. 2017-2020 projections are an average of estimates provided by Global Insight (07/17) and Economic Planning Associates, Inc. (04/17) and are provided as a point of reference (4) Source: Industry total as reported per the Railway Supply Institute’s American Railway Car Institute Committee (ARCI) Slide 18 (1) Includes TRIP Holdings starting in 2007 (2) Includes Partially-Owned Subsidiaries (3) Operations Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excludes Car Sales; PBT Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense; See Appendix pg. 25 Slide 19 (1) OP Margin excludes a $5.1mm net gain due to flood-related insurance settlements; reported OP margin 16.3% (2) OP Margin excludes a $15.5 mm net gain due to flood-related insurance settlements; reported OP margin 19.4% (3) OP Margin excludes a $3.8 mm net gain due to flood-related insurance settlements and the sale of leased barges; reported OP margin 18.5% (4) Informa Economics (03/2017) Slide 20 (1) Revenues and OP Margin in prior years have been adjusted as a result of the divestiture of the Concrete business in March 2013 (2) Acquired Quixote Corporation in February 2010 which increased Highway Products revenue by 31% during 2010 27 Footnotes